[MTB LOGO / Cover Art]

MTB SHORT DURATION GOVERNMENT BOND FUND

Summary Prospectus March 23, 2010

Class/Ticker      C MGBCX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 23, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund’s investment goal is to seek current income, with preservation of capital as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class C Shares.

Shareholder Fees (Fees paid directly from your investment)

Class C
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class C
Management Fee	0.60%
Distribution and Service (12b-1) Fees	1.00%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.99%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class C Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class C Shares remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption	$302	$624	$1,072	$2,316
Expenses assuming no redemption	$202	$624	$1,072	$2,316

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests substantially all, but under normal market conditions no less than 80%, of the value of its net assets in a diversified portfolio of debt obligations issued or supported as to principal and interest by the U.S. government or its agencies and instrumentalities including mortgage backed securities, asset backed securities, variable and floating rate securities, zero coupon securities, and in repurchase agreements backed by such securities. Certain mortgage backed securities, including adjustable rate mortgage securities (ARMs) and collateralized mortgage obligations (CMOs) are included within the definition of “U.S. government securities.” The Fund expects to maintain a duration of less than three years under normal market conditions.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in some GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Interest Rate Risk. Prices of fixed income securities generally fall when interest rates rise.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Prepayment Risk. With respect to mortgage-backed securities, when homeowners prepay the mortgages underlying the mortgage-backed securities in response to lower interest rates, the mortgage-backed securities may be prepaid. In that case the Fund may be required to reinvest the proceeds at the lower interest rates. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year, with respect to its Class A shares because the Class C shares were not available during the relevant time period. Sales charges are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance (Barclays Capital 1-3 Year Government Bond Index (BC1-3GB). The table also shows how the Fund’s returns, with respect to its Class A shares, compare with the Lipper Short U.S. Government Fund Average, which is a composite of mutual funds, designated by Lipper, Inc. with goals similar to the Fund’s goals. Updated performance information for the Fund can be obtained by visiting mtbfunds.com. The Fund’s performance is not an indication of future results.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund were to have a negative pre-tax return, this would translate into a higher after tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale.

Risk/Return Bar Chart

(For the calendar periods ended December 31, 2009)

The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-end basis.

The total returns for the Fund’s Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

	1 Year	5 Years	Start of Performance (August 18, 2003)
Class A Shares(1)
Return Before Taxes	1.73%	3.56%	3.10%
Return After Taxes on Distributions	0.63%	2.36%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	2.33%	2.00%
BC1-3GB (The Index does not reflect a deduction for fees, expenses or taxes.)	1.41%	4.18%	3.62%
Lipper Short U.S. Government Funds Average	4.37%	3.47%	20.42%

(1)	The Class A shares of the Fund would have substantially similar annual returns as the Class C shares because the shares are invested in the same portfolio securities. Returns for the Class C shares and Class A shares will differ to the extent that the classes will have different expenses, and returns for the Class C shares would be expected to be lower than the returns of the Class A shares to the extent that the Class C shares have higher expenses than the Class A shares.

Past performance (before and after taxes) is no guarantee of future results.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc. (MTBIA or Advisor)

Portfolio Managers	Title	Service Date
James M. Hannan	Vice President	1996
Robert J. Truesdell	Vice President	2003

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. All investments are subject to the approval of the Advisor.

Minimum Initial Investment Amount:	$500
Minimum Subsequent Investment Amount:	$25
Minimum Balance:	$250

Tax Information

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.